Exhibit 99.1

NEWS RELEASE

Investor Contact:

Brian Klaus, Senior Vice President, Director of Investor Relations

920-491-7059

Media Contact:

Cliff Bowers, Senior Vice President, Director of Public Relations

920-491-7542

Associated Reports Second Quarter Earnings of $0.28 per share

Loan growth continues to drive results

GREEN BAY, Wis. –– July 17, 2014 –– Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $45 million, or $0.28 per common share, for the quarter ended June 30, 2014. This compares to net income to common shareholders of $44 million, or $0.27 per common share, for the quarter ended March 31, 2014.

“We are pleased to report another quarter of solid results. Our 2014 results continue to be driven by robust loan growth, particularly in our Commercial businesses. We remain focused on expense management and improving operational efficiency,” said President and CEO Philip B. Flynn. “We will continue to be opportunistic in the ways we deploy capital while remaining consistent with our commitment to build long-term shareholder value at Associated.”

HIGHLIGHTS

•	Average loans grew $482 million, or 3% from the first quarter to $16.6 billion

•	Average total commercial loan balances grew $398 million, or 4% from the first quarter, and accounted for the majority of this quarter’s growth

•	Included in average total commercial loans, mortgage warehouse balances grew $119 million from the first quarter to $272 million

•	Purchased a $99 million participation in the Associated Bank branded credit card portfolio from Elan/US Bank on June 30, 2014

•	Net interest income of $169 million increased $4 million, or 2% from the first quarter, and $9 million, or 5% compared to the year ago quarter

•	Core fee-based revenue increased $3 million, or 6% compared to the prior quarter, and increased $5 million, or 10% from the year ago quarter

•	Noninterest expenses of $168 million were flat compared to the prior quarter

•	Pretax income of $68 million increased $2 million, or 3% from the first quarter

•	During the second quarter, the Company repurchased $30 million, or approximately 1.7 million shares, of common stock at an average cost of $17.36 per share

•	On July 1, 2014, the Company executed an additional accelerated share repurchase of 1.6 million shares

•	Return on Tier 1 common equity was 9.6% for the second quarter

•	Capital ratios remain strong with a Tier 1 common equity ratio of 10.72% at June 30, 2014

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SECOND QUARTER 2014 FINANCIAL RESULTS

Loans

Average loans of $16.6 billion increased $482 million, or 3% from the first quarter, and have increased $919 million on average or 6%, from the year ago quarter. Total average commercial loans grew $398 million, or 4% from the first quarter, and are up $854 million or 9%, from the year ago quarter. Commercial and business lending average balances grew $338 million, or 6% on a linked-quarter basis. Within commercial and business lending, the mortgage warehouse portfolio grew an average of $119 million during the quarter and accounted for the largest share of the growth. Commercial real estate lending average balances grew by $60 million, or 2% from the first quarter. Total average consumer loans grew $84 million, or 1% from the prior quarter. Residential mortgage average balances grew $151 million, or 4% from the first quarter. Home equity and installment loan average balances declined $67 million during the quarter.

On June 30, 2014, the Company purchased a $99 million participation in the Associated Bank branded credit card portfolio from Elan/US Bank, representing 45% of the total outstanding balance.

Deposits

Second quarter average deposits of $17.2 billion increased $183 million, or 1% compared to the first quarter and are up slightly from the year ago quarter. Money market average balances increased $167 million, or 2% from the first quarter and accounted for the majority of the total average deposit growth. Average time deposits continued to decline during the second quarter, and have declined $310 million, or 16% from the year ago quarter.

Net Interest Income and Net Interest Margin

Second quarter net interest income of $169 million increased $4 million, or 2% compared to the prior quarter and $9 million, or 5% compared to the year ago quarter.

Second quarter net interest margin was 3.08%, a decrease of 4 basis points from the 3.12% reported in the first quarter and a decrease of 8 basis points from a year ago. The decrease from the first quarter was the result of a 5 basis point decline in asset yields which was partially offset by 2 basis points of liability cost management actions. Total funding costs are now at 29 basis points, and total interest-bearing deposit costs are at 19 basis points, for the second quarter.

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Noninterest Income and Expense

Noninterest income for the second quarter was $72 million, down $1 million, or 2% from the first quarter and down $12 million, or 14% from the year ago quarter. The decrease from the year ago quarter was driven by a $14 million decline in net mortgage banking income. Core fee-based revenue increased $3 million, or 6% compared to the prior quarter, and increased $5 million, or 10% from the year ago quarter. All core fee-based revenue categories increased from the first quarter with insurance revenue and service charges accounting for the majority of the growth.

Total noninterest expense for the quarter ended June 30, 2014 was $168 million, essentially flat to the first quarter. The efficiency ratio improved to 68% compared to the prior quarter ratio of 69%. Occupancy expense declined $2 million from the first quarter related to the seasonal decline in contracted services, mainly snow removal. Technology expenses increased $2 million from the previous quarter.

Taxes

Second quarter income taxes of $22 million were up $1 million from the prior quarter. The effective tax rate for the second quarter was 32%.

Credit

Nonaccrual loans were up slightly, to $179 million compared to the first quarter, but are down 18% from a year ago. The ratio of nonaccrual loans to total loans improved from the previous quarter and now stands at 1.05%. Potential problem loans increased $68 million from the prior quarter related to the downgrade of a small number of credits.

Net charge offs of $3 million for the second quarter were down $3 million from the prior quarter, and are down $11 million from the year ago quarter. The second quarter provision for credit losses of $5 million was flat from the prior quarter. The Company’s allowance for loan losses was $272 million, equal to 1.59% of loans and a coverage ratio of 152% of nonaccrual loans at June 30, 2014.

Capital Ratios

The Company’s capital position remains strong, with a Tier 1 common equity ratio of 10.72% at June 30, 2014. The Company’s capital ratios continue to be in excess of the Basel III “well-capitalized” regulatory benchmarks on a fully phased in basis.

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SECOND QUARTER 2014 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 17, 2014. Interested parties can listen to the call live on the internet through the investor relations section of the company’s website, https://www.associatedbank.com/investor or by dialing 877-407-8037. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 201-689-8037. Participants should ask the operator for the Associated Banc-Corp second quarter 2014 earnings call.

An audio archive of the webcast will be available on the company’s website at https://www.associatedbank.com/investor approximately fifteen minutes after the call is over.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $26 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services in over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

NON-GAAP FINANCIAL MEASURES

This press release contains references to measures which are not defined in generally accepted accounting principles (“GAAP”), including “efficiency ratio,” “Tier 1 common equity”, and “core fee-based revenue.” Information concerning these non-GAAP financial measures can be found in the attached tables.

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Associated Banc-Corp

Consolidated Balance Sheets (Unaudited)

(in thousands)	June 30, 2014	March 31, 2014	Seql Qtr $ Change	December 31, 2013	September 30, 2013	June 30, 2013	Comp Qtr $ Change
Assets
Cash and due from banks	$549,883	$526,951	$22,932	$455,482	$526,009	$422,779	$127,104
Interest-bearing deposits in other financial institutions	78,233	92,071	(13,838)	126,018	277,761	121,390	(43,157)
Federal funds sold and securities purchased under agreements to resell	18,135	4,400	13,735	20,745	25,400	10,800	7,335
Securities held to maturity, at amortized cost	246,050	193,759	52,291	175,210	125,095	75,946	170,104
Securities available for sale, at fair value	5,506,379	5,277,908	228,471	5,250,585	4,840,035	4,854,319	652,060
Federal Home Loan Bank and Federal
Reserve Bank stocks, at cost	186,247	181,360	4,887	181,249	181,129	181,008	5,239
Loans held for sale	78,657	46,529	32,128	64,738	102,052	203,576	(124,919)
Loans	17,045,052	16,441,444	603,608	15,896,261	15,585,854	15,746,599	1,298,453
Allowance for loan losses	(271,851)	(267,916)	(3,935)	(268,315)	(271,724)	(277,218)	5,367

Loans, net	16,773,201	16,173,528	599,673	15,627,946	15,314,130	15,469,381	1,303,820
Premises and equipment, net	264,735	269,257	(4,522)	270,890	265,636	258,903	5,832
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	70,538	72,629	(2,091)	74,464	75,730	74,612	(4,074)
Trading assets	40,630	40,822	(192)	43,728	49,402	49,732	(9,102)
Other assets	985,930	997,815	(11,885)	1,006,697	977,128	965,330	20,600

Total assets	$25,727,786	$24,806,197	$921,589	$24,226,920	$23,688,675	$23,616,944	$2,110,842

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,211,057	$4,478,981	$(267,924)	$4,626,312	$4,453,663	$4,259,776	$(48,719)
Interest-bearing deposits	13,105,202	13,030,946	74,256	12,640,855	13,884,245	12,872,660	232,542

Total deposits	17,316,259	17,509,927	(193,668)	17,267,167	18,337,908	17,132,436	183,823
Federal funds purchased and securities sold under agreements to repurchase	959,051	939,254	19,797	475,442	580,479	545,740	413,311
Other short-term funding	1,378,120	308,652	1,069,468	265,484	1,046,401	2,218,760	(840,640)
Long-term funding	2,931,809	2,932,040	(231)	3,087,267	614,568	614,822	2,316,987
Trading liabilities	43,311	43,450	(139)	46,470	52,430	52,598	(9,287)
Accrued expenses and other liabilities	169,290	171,850	(2,560)	193,800	184,607	175,612	(6,322)

Total liabilities	22,797,840	21,905,173	892,667	21,335,630	20,816,393	20,739,968	2,057,872
Stockholders’ Equity
Preferred equity	61,024	61,158	(134)	61,862	62,737	63,272	(2,248)
Common stock	1,750	1,750	—	1,750	1,750	1,750	—
Surplus	1,628,356	1,623,323	5,033	1,617,990	1,614,516	1,610,243	18,113
Retained earnings	1,432,518	1,402,549	29,969	1,392,508	1,361,498	1,330,737	101,781
Accumulated other comprehensive income (loss)	10,494	(11,577)	22,071	(24,244)	(37,120)	(25,015)	35,509
Treasury stock	(204,196)	(176,179)	(28,017)	(158,576)	(131,099)	(104,011)	(100,185)

Total stockholders’ equity	2,929,946	2,901,024	28,922	2,891,290	2,872,282	2,876,976	52,970

Total liabilities and stockholders’ equity	$25,727,786	$24,806,197	$921,589	$24,226,920	$23,688,675	$23,616,944	$2,110,842

Associated Banc-Corp Consolidated Statements of Income (Unaudited)
	For The Three Months Ended June 30,		Quarter		For The Six Months Ended June 30,		Year-to-Date
(in thousands, except per share amounts)	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Interest Income
Interest and fees on loans	$146,629	$146,896	$(267)	(0.2%)	$290,016	$292,423	$(2,407)	(0.8%)
Interest and dividends on investment securities:
Taxable	26,109	21,446	4,663	21.7%	52,366	43,059	9,307	21.6%
Tax-exempt	7,030	6,785	245	3.6%	14,001	13,750	251	1.8%
Other interest	1,862	1,233	629	51.0%	3,311	2,480	831	33.5%

Total interest income	181,630	176,360	5,270	3.0%	359,694	351,712	7,982	2.3%
Interest Expense
Interest on deposits	6,195	7,769	(1,574)	(20.3%)	12,354	16,310	(3,956)	(24.3%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	306	333	(27)	(8.1%)	611	743	(132)	(17.8%)
Interest on other short-term funding	280	525	(245)	(46.7%)	396	857	(461)	(53.8%)
Interest on long-term funding	6,146	7,551	(1,405)	(18.6%)	12,657	15,967	(3,310)	(20.7%)

Total interest expense	12,927	16,178	(3,251)	(20.1%)	26,018	33,877	(7,859)	(23.2%)

Net Interest Income	168,703	160,182	8,521	5.3%	333,676	317,835	15,841	5.0%
Provision for credit losses	5,000	5,300	(300)	(5.7%)	10,000	8,600	1,400	16.3%

Net interest income after provision for credit losses	163,703	154,882	8,821	5.7%	323,676	309,235	14,441	4.7%
Noninterest Income
Trust service fees	12,017	11,405	612	5.4%	23,728	22,315	1,413	6.3%
Service charges on deposit accounts	17,412	17,443	(31)	(0.2%)	33,812	34,272	(460)	(1.3%)
Card-based and other nondeposit fees	12,577	12,591	(14)	(0.1%)	25,086	24,541	545	2.2%
Insurance commissions	13,651	9,631	4,020	41.7%	25,968	21,394	4,574	21.4%
Brokerage and annuity commissions	4,520	3,688	832	22.6%	8,553	7,204	1,349	18.7%

Total core fee-based revenue	60,177	54,758	5,419	9.9%	117,147	109,726	7,421	6.8%
Mortgage banking, net	5,362	19,263	(13,901)	(72.2%)	11,723	37,028	(25,305)	(68.3%)
Capital market fees, net	2,099	5,074	(2,975)	(58.6%)	4,421	7,657	(3,236)	(42.3%)
Bank owned life insurance income	3,011	3,281	(270)	(8.2%)	7,331	6,251	1,080	17.3%
Asset gains (losses), net	899	(44)	943	N/M	1,627	792	835	105.4%
Investment securities gains, net	34	34	—	0.0%	412	334	78	23.4%
Other	665	1,944	(1,279)	(65.8%)	3,107	4,522	(1,415)	(31.3%)

Total noninterest income	72,247	84,310	(12,063)	(14.3%)	145,768	166,310	(20,542)	(12.4%)
Noninterest Expense
Personnel expense	97,793	99,791	(1,998)	(2.0%)	195,491	197,698	(2,207)	(1.1%)
Occupancy	13,785	14,305	(520)	(3.6%)	29,345	29,967	(622)	(2.1%)
Equipment	6,227	6,462	(235)	(3.6%)	12,503	12,629	(126)	(1.0%)
Technology	14,594	12,651	1,943	15.4%	27,318	24,159	3,159	13.1%
Business development and advertising	5,077	5,028	49	1.0%	10,139	9,565	574	6.0%
Other intangible amortization	991	1,011	(20)	(2.0%)	1,982	2,022	(40)	(2.0%)
Loan expense	3,620	3,044	576	18.9%	6,407	6,328	79	1.2%
Legal and professional fees	4,436	5,483	(1,047)	(19.1%)	8,624	10,828	(2,204)	(20.4%)
Losses other than loans	381	499	(118)	(23.6%)	925	883	42	4.8%
Foreclosure/OREO expense	1,575	2,302	(727)	(31.6%)	3,471	4,724	(1,253)	(26.5%)
FDIC expense	4,945	4,395	550	12.5%	9,946	9,827	119	1.2%
Other	14,501	13,725	776	5.7%	29,432	27,681	1,751	6.3%

Total noninterest expense	167,925	168,696	(771)	(0.5%)	335,583	336,311	(728)	(0.2%)

Income before income taxes	68,025	70,496	(2,471)	(3.5%)	133,861	139,234	(5,373)	(3.9%)
Income tax expense	21,660	22,608	(948)	(4.2%)	42,297	43,958	(1,661)	(3.8%)

Net income	46,365	47,888	(1,523)	(3.2%)	91,564	95,276	(3,712)	(3.9%)
Preferred stock dividends	1,278	1,300	(22)	(1.7%)	2,522	2,600	(78)	(3.0%)

Net income available to common equity	$45,087	$46,588	$(1,501)	(3.2%)	$89,042	$92,676	$(3,634)	(3.9%)

Earnings Per Common Share:
Basic	$0.28	$0.28	$—	0.0%	0.55	0.55	$—	0.0%
Diluted	$0.28	$0.28	$—	0.0%	0.55	0.55	$—	0.0%
Average Common Shares Outstanding:
Basic	159,940	166,605	(6,665)	(4.0%)	160,699	167,415	(6,716)	(4.0%)
Diluted	160,838	166,748	(5,910)	(3.5%)	161,513	167,552	(6,039)	(3.6%)
N/M = Not meaningful

Associated Banc-Corp

Consolidated Statements of Income (Unaudited) - Quarterly Trend

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	2Q14	1Q14	$ Change	% Change	4Q13	3Q13	2Q13	$ Change	% Change
Interest Income
Interest and fees on loans	$146,629	$143,387	$3,242	2.3%	$148,884	$146,219	$146,896	$(267)	(0.2%)
Interest and dividends on investment securities:
Taxable	26,109	26,257	(148)	(0.6%)	24,316	21,544	21,446	4,663	21.7%
Tax-exempt	7,030	6,971	59	0.8%	6,884	6,711	6,785	245	3.6%
Other interest	1,862	1,449	413	28.5%	1,453	1,260	1,233	629	51.0%

Total interest income	181,630	178,064	3,566	2.0%	181,537	175,734	176,360	5,270	3.0%
Interest Expense
Interest on deposits	6,195	6,159	36	0.6%	7,340	7,617	7,769	(1,574)	(20.3%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	306	305	1	0.3%	271	308	333	(27)	(8.1%)
Interest on other short-term funding	280	116	164	141.4%	228	434	525	(245)	(46.7%)
Interest on long-term funding	6,146	6,511	(365)	(5.6%)	6,499	6,866	7,551	(1,405)	(18.6%)

Total interest expense	12,927	13,091	(164)	(1.3%)	14,338	15,225	16,178	(3,251)	(20.1%)

Net Interest Income	168,703	164,973	3,730	2.3%	167,199	160,509	160,182	8,521	5.3%
Provision for credit losses	5,000	5,000	—	0.0%	2,300	(800)	5,300	(300)	(5.7%)

Net interest income after provision for credit losses	163,703	159,973	3,730	2.3%	164,899	161,309	154,882	8,821	5.7%
Noninterest Income
Trust service fees	12,017	11,711	306	2.6%	11,938	11,380	11,405	612	5.4%
Service charges on deposit accounts	17,412	16,400	1,012	6.2%	17,330	18,407	17,443	(31)	(0.2%)
Card-based and other nondeposit fees	12,577	12,509	68	0.5%	12,684	12,688	12,591	(14)	(0.1%)
Insurance commissions	13,651	12,317	1,334	10.8%	11,274	11,356	9,631	4,020	41.7%
Brokerage and annuity commissions	4,520	4,033	487	12.1%	3,881	3,792	3,688	832	22.6%

Total core fee-based revenue	60,177	56,970	3,207	5.6%	57,107	57,623	54,758	5,419	9.9%
Mortgage banking, net	5,362	6,361	(999)	(15.7%)	8,277	3,542	19,263	(13,901)	(72.2%)
Capital market fees, net	2,099	2,322	(223)	(9.6%)	2,771	2,652	5,074	(2,975)	(58.6%)
Bank owned life insurance income	3,011	4,320	(1,309)	(30.3%)	2,787	2,817	3,281	(270)	(8.2%)
Asset gains (losses), net	899	728	171	23.5%	2,687	1,934	(44)	943	N/M
Investment securities gains (losses), net	34	378	(344)	(91.0%)	(18)	248	34	—	0.0%
Other	665	2,442	(1,777)	(72.8%)	2,262	2,100	1,944	(1,279)	(65.8%)

Total noninterest income	72,247	73,521	(1,274)	(1.7%)	75,873	70,916	84,310	(12,063)	(14.3%)
Noninterest Expense
Personnel expense	97,793	97,698	95	0.1%	101,215	98,102	99,791	(1,998)	(2.0%)
Occupancy	13,785	15,560	(1,775)	(11.4%)	14,684	14,758	14,305	(520)	(3.6%)
Equipment	6,227	6,276	(49)	(0.8%)	6,509	6,213	6,462	(235)	(3.6%)
Technology	14,594	12,724	1,870	14.7%	12,963	12,323	12,651	1,943	15.4%
Business development and advertising	5,077	5,062	15	0.3%	7,834	5,947	5,028	49	1.0%
Other intangible amortization	991	991	—	0.0%	1,011	1,010	1,011	(20)	(2.0%)
Loan expense	3,620	2,787	833	29.9%	3,677	3,157	3,044	576	18.9%
Legal and professional fees	4,436	4,188	248	5.9%	5,916	3,482	5,483	(1,047)	(19.1%)
Losses other than loans	381	544	(163)	(30.0%)	1,559	(600)	499	(118)	(23.6%)
Foreclosure/OREO expense	1,575	1,896	(321)	(16.9%)	2,829	2,515	2,302	(727)	(31.6%)
FDIC expense	4,945	5,001	(56)	(1.1%)	4,879	4,755	4,395	550	12.5%
Other	14,501	14,931	(430)	(2.9%)	16,091	13,509	13,725	776	5.7%

Total noninterest expense	167,925	167,658	267	0.2%	179,167	165,171	168,696	(771)	(0.5%)

Income before income taxes	68,025	65,836	2,189	3.3%	61,605	67,054	70,496	(2,471)	(3.5%)
Income tax expense	21,660	20,637	1,023	5.0%	13,847	21,396	22,608	(948)	(4.2%)

Net income	46,365	45,199	1,166	2.6%	47,758	45,658	47,888	(1,523)	(3.2%)
Preferred stock dividends	1,278	1,244	34	2.7%	1,273	1,285	1,300	(22)	(1.7%)

Net income available to common equity	$45,087	$43,955	$1,132	2.6%	$46,485	$44,373	$46,588	$(1,501)	(3.2%)

Earnings Per Common Share:
Basic	$0.28	$0.27	$0.01	3.7%	$0.28	$0.27	$0.28	$—	0.0%
Diluted	$0.28	$0.27	$0.01	3.7%	$0.28	$0.27	$0.28	$—	0.0%
Average Common Shares Outstanding:
Basic	159,940	161,467	(1,527)	(0.9%)	162,611	164,954	166,605	(6,665)	(4.0%)
Diluted	160,838	162,188	(1,350)	(0.8%)	163,235	165,443	166,748	(5,910)	(3.5%)

N/M = Not meaningful.

Associated Banc-Corp

Selected Quarterly Information

(in thousands, except per share, full time equivalent employee data and otherwise noted)	YTD 2014	YTD 2013	2nd Qtr 2014	1st Qtr 2014	4th Qtr 2013	3rd Qtr 2013	2nd Qtr 2013
Per Common Share Data
Dividends	$0.18	$0.16	$0.09	$0.09	$0.09	$0.08	$0.08
Market Value:
High	18.39	15.69	18.39	18.35	17.56	17.60	15.69
Low	15.58	13.46	16.82	15.58	15.34	15.29	13.81
Close	18.08	15.55	18.08	18.06	17.40	15.49	15.55
Book value	17.99	16.97	17.99	17.64	17.40	17.10	16.97
Tier 1 common equity / share	12.04	11.42	12.04	11.88	11.77	11.59	11.42
Tangible book value / share	$12.11	$11.28	$12.11	$11.80	$11.62	$11.37	$11.28
Performance Ratios (annualized)
Return on average assets	0.75%	0.83%	0.75%	0.76%	0.80%	0.78%	0.82%
Return on average tangible common equity	9.51	9.78	9.56	9.45	9.87	9.48	9.76
Return on average Tier 1 common equity (1)	9.52	10.00	9.56	9.38	9.78	9.31	9.94
Effective tax rate	31.60	31.57	31.84	31.35	22.48	31.91	32.07
Dividend payout ratio (3)	32.73	29.09	32.14	33.33	32.14	29.63	28.57
Average Balances
Common stockholders’ equity	$2,828,478	$2,853,995	$2,830,007	$2,826,933	$2,810,130	$2,799,885	$2,857,722
Average Tier 1 common equity (1)	$1,885,179	$1,868,696	$1,891,766	$1,899,535	$1,885,377	$1,890,398	$1,880,826
Selected Trend Information
Average full time equivalent employees	4,474	4,816	4,431	4,517	4,584	4,699	4,790
Trust assets under management, at market value ($ in millions)	$7,720	$6,894	$7,720	$7,535	$7,424	$7,078	$6,894
Total revenue (4)	$488,757	$494,231	$245,607	$243,150	$248,110	$236,373	$249,488
Core fee-based revenue (5)	$117,147	$109,726	$60,177	$56,970	$57,107	$57,623	$54,758
Mortgage loans originated for sale during period	$479,449	$1,463,808	$275,685	$203,764	$326,648	$513,549	$782,398
Mortgage portfolio serviced for others ($ in millions)	$8,052	$7,794	$8,052	$8,084	$8,084	$8,014	$7,794
Mortgage servicing rights, net / Portfolio serviced for others	0.76%	0.79%	0.76%	0.77%	0.78%	0.79%	0.79%
At Period End
Loans / deposits			98.43%	93.90%	92.06%	84.99%	91.91%
Risk weighted assets ($ in millions) (6) (7)			$17,911	$17,075	$16,694	$16,359	$16,479
Tier 1 common equity (1)			$1,919,651	$1,912,083	$1,913,320	$1,904,060	$1,893,875
Stockholders’ equity / assets			11.39%	11.69%	11.93%	12.13%	12.18%
Tangible common equity / tangible assets (8)			7.79%	7.96%	8.11%	8.21%	8.25%
Tangible equity / tangible assets (8)			8.03%	8.22%	8.38%	8.49%	8.53%
Tier 1 common equity / risk-weighted assets (6) (7)			10.72%	11.20%	11.46%	11.64%	11.49%
Tier 1 leverage ratio (6) (7)			8.26%	8.46%	8.70%	8.76%	8.73%
Tier 1 risk-based capital ratio (6) (7)			11.06%	11.56%	11.83%	12.02%	11.88%
Total risk-based capital ratio (6) (7)			12.31%	12.81%	13.09%	13.44%	13.29%
Shares outstanding, end of period			159,480	161,012	162,623	164,303	165,837
Non-GAAP Financial Measures Reconciliation
Efficiency ratio (2)	70.05%	69.51%	69.70%	70.41%	73.70%	71.45%	69.01%
Taxable equivalent adjustment	(1.34)	(1.42)	(1.32)	(1.35)	(1.49)	(1.50)	(1.38)
Asset gains (losses), net	0.24	0.12	0.26	0.22	0.80	0.59	(0.01)
Other intangible amortization	(0.41)	(0.42)	(0.41)	(0.42)	(0.42)	(0.44)	(0.41)
Efficiency ratio, fully taxable equivalent (2)	68.54%	67.79%	68.23%	68.86%	72.59%	70.10%	67.21%

(1)	Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
(2)	Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
(3)	Ratio is based upon basic earnings per common share.
(4)	Total revenue, a non-GAAP financial measure, is the sum of taxable equivalent net interest income, core fee-based revenues, and other noninterest income categories, as presented on Page 2 in the Consolidated Statements of Income and Page 6 in the Net Interest Income Analysis.
(5)	Core fee-based revenue, a non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions, as presented on Page 2 in the Consolidated Statements of Income.
(6)	June 30, 2014 data is estimated.
(7)	The Federal Reserve establishes capital adequacy requirements, including well-capitalized standards for the Corporation. The OCC establishes similar capital adequacy requirements and standards for the Bank. Regulatory capital primarily consists of Tier 1 risk-based capital and Tier 2 risk-based capital. The sum of Tier 1 risk-based capital and Tier 2 risk-based capital equals our total risk-based capital. Risk-based capital guidelines require a minimum level of capital as a percentage of risk-weighted assets. Risk-weighted assets consist of total assets plus certain off-balance sheet and market items, subject to adjustment for predefined credit risk factors.
(8)	Tangible equity, tangible common equity and tangible assets exclude goodwill and other intangible assets, which is a non-GAAP financial measure. These financial measures have been included as they are considered to be critical metrics with which to analyze and evaluate financial condition and capital strength.

Associated Banc-Corp

Selected Asset Quality Information

(in thousands)	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Allowance for Loan Losses
Beginning balance	$267,916	$268,315	(0.1%)	$271,724	$277,218	$286,923	(6.6%)
Provision for loan losses	6,500	5,000	30.0%	2,000	—	4,000	62.5%
Charge offs	(9,107)	(11,361)	(19.8%)	(18,742)	(20,288)	(21,904)	(58.4%)
Recoveries	6,542	5,962	9.7%	13,333	14,794	8,199	(20.2%)

Net charge offs	(2,565)	(5,399)	(52.5%)	(5,409)	(5,494)	(13,705)	(81.3%)

Ending balance	$271,851	$267,916	1.5%	$268,315	$271,724	$277,218	(1.9%)

Allowance for Unfunded Commitments
Beginning balance	$21,900	$21,900	0.0%	$21,600	$22,400	$21,100	3.8%
Provision for unfunded commitments	(1,500)	—	N/M	300	(800)	1,300	(215.4%)

Ending balance	$20,400	$21,900	(6.8%)	$21,900	$21,600	$22,400	(8.9%)

Allowance for credit losses	$292,251	$289,816	0.8%	$290,215	$293,324	$299,618	(2.5%)

Net Charge Offs

	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Commercial and industrial	$(1,377)	$2,725	(150.5%)	$4,555	$(447)	$1,477	(193.2%)
Commercial real estate - owner occupied	(550)	(124)	343.5%	967	2,076	1,574	(134.9%)
Lease financing	29	—	N/M	(16)	—	16	81.3%

Commercial and business lending	(1,898)	2,601	(173.0%)	5,506	1,629	3,067	(161.9%)
Commercial real estate - investor	(239)	(1,031)	(76.8%)	137	(414)	2,999	(108.0%)
Real estate construction	795	113	N/M	(3,130)	(303)	(95)	N/M

Commercial real estate lending	556	(918)	(160.6%)	(2,993)	(717)	2,904	(80.9%)

Total commercial	(1,342)	1,683	(179.7%)	2,513	912	5,971	(122.5%)
Home equity revolving lines of credit	1,380	1,182	16.8%	966	767	2,512	(45.1%)
Home equity loans 1st liens	448	406	10.3%	372	564	954	(53.0%)
Home equity loans junior liens	948	859	10.4%	1,111	800	2,034	(53.4%)

Home equity	2,776	2,447	13.4%	2,449	2,131	5,500	(49.5%)
Installment and credit cards	247	113	118.6%	(611)	124	66	274.2%
Residential mortgage	884	1,156	(23.5%)	1,058	2,327	2,168	(59.2%)

Total consumer	3,907	3,716	5.1%	2,896	4,582	7,734	(49.5%)

Total net charge offs	$2,565	$5,399	(52.5%)	$5,409	$5,494	$13,705	(81.3%)

Net Charge Offs to Average Loans (in basis points) *
	Jun 30, 2014	Mar 31, 2014		Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Commercial and industrial	(10)	22		38	(4)	13
Commercial real estate - owner occupied	(20)	(5)		34	72	54
Lease financing	22	—		(12)	—	12

Commercial and business lending	(12)	17		37	11	21
Commercial real estate - investor	(3)	(14)		2	(6)	41
Real estate construction	33	5		(145)	(15)	(5)

Commercial real estate lending	6	(10)		(32)	(8)	31

Total commercial	(5)	7		10	4	25
Home equity revolving lines of credit	64	55		44	34	112
Home equity loans 1st liens	26	23		19	27	42
Home equity loans junior liens	196	171		205	140	336

Home equity	64	55		52	44	108
Installment and credit cards	25	11		(59)	11	6
Residential mortgage	9	12		11	25	24

Total consumer	25	25		19	30	50

Total net charge offs	6	14		14	14	35

Credit Quality

	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Nonaccrual loans	$179,226	$177,978	0.7%	$185,428	$207,594	$217,493	(17.6%)
Other real estate owned (OREO)	17,729	19,173	(7.5%)	18,118	25,077	27,407	(35.3%)

Total nonperforming assets	$196,955	$197,151	(0.1%)	$203,546	$232,671	$244,900	(19.6%)

Loans 90 or more days past due and still accruing	$1,776	$723	145.6%	$2,350	$2,063	$1,548	14.7%
Allowance for loan losses / loans	1.59%	1.63%		1.69%	1.74%	1.76%
Allowance for loan losses / nonaccrual loans	151.68	150.53		144.70	130.89	127.46
Nonaccrual loans / total loans	1.05	1.08		1.17	1.33	1.38
Nonperforming assets / total loans plus OREO	1.15	1.20		1.28	1.49	1.55
Nonperforming assets / total assets	0.77	0.79		0.84	0.98	1.04
Net charge offs / average loans (annualized)	0.06	0.14		0.14	0.14	0.35
Year-to-date net charge offs / average loans	0.10	0.14		0.25	0.29	0.36
Nonaccrual loans by type:
Commercial and industrial	$40,846	$38,488	6.1%	$37,719	$36,105	$30,302	34.8%
Commercial real estate - owner occupied	31,725	26,735	18.7%	29,664	28,301	24,003	32.2%
Lease financing	1,541	172	N/M	69	99	72	N/M

Commercial and business lending	74,112	65,395	13.3%	67,452	64,505	54,377	36.3%
Commercial real estate - investor	28,135	33,611	(16.3%)	37,596	49,841	60,780	(53.7%)
Real estate construction	6,988	6,667	4.8%	6,467	18,670	21,419	(67.4%)

Commercial real estate lending	35,123	40,278	(12.8%)	44,063	68,511	82,199	(57.3%)

Total commercial	109,235	105,673	3.4%	111,515	133,016	136,576	(20.0%)
Home equity revolving lines of credit	10,056	10,356	(2.9%)	11,883	11,991	12,940	(22.3%)
Home equity loans 1st liens	4,634	5,341	(13.2%)	6,135	6,131	7,898	(41.3%)
Home equity loans junior liens	6,183	6,788	(8.9%)	7,149	7,321	7,296	(15.3%)

Home equity	20,873	22,485	(7.2%)	25,167	25,443	28,134	(25.8%)
Installment and credit cards	771	915	(15.7%)	1,114	1,269	1,533	(49.7%)
Residential mortgage	48,347	48,905	(1.1%)	47,632	47,866	51,250	(5.7%)

Total consumer	69,991	72,305	(3.2%)	73,913	74,578	80,917	(13.5%)

Total nonaccrual loans	$179,226	$177,978	0.7%	$185,428	$207,594	$217,493	(17.6%)

*	Annualized.

N/M = Not meaningful.

Associated Banc-Corp

Selected Asset Quality Information (continued)

(in thousands)	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Restructured loans (accruing)
Commercial and industrial	$28,849	$27,776	3.9%	$32,517	$32,145	$30,970	(6.8%)
Commercial real estate - owner occupied	12,168	11,579	5.1%	13,009	14,425	14,336	(15.1%)

Commercial and business lending	41,017	39,355	4.2%	45,526	46,570	45,306	(9.5%)
Commercial real estate - investor	41,758	46,020	(9.3%)	44,946	35,073	37,299	12.0%
Real estate construction	1,224	2,954	(58.6%)	3,793	4,825	5,365	(77.2%)

Commercial real estate lending	42,982	48,974	(12.2%)	48,739	39,898	42,664	0.7%

Total commercial	83,999	88,329	(4.9%)	94,265	86,468	87,970	(4.5%)
Home equity revolving lines of credit	1,527	1,178	29.6%	1,117	1,118	1,130	35.1%
Home equity loans 1st liens	1,674	1,656	1.1%	1,436	1,628	1,684	(0.6%)
Home equity loans junior liens	7,243	6,738	7.5%	7,080	7,113	7,119	1.7%

Home equity	10,444	9,572	9.1%	9,633	9,859	9,933	5.1%
Installment and credit cards	1,185	225	426.7%	246	416	570	107.9%
Residential mortgage	18,753	18,798	(0.2%)	19,841	20,300	20,593	(8.9%)

Total consumer	30,382	28,595	6.2%	29,720	30,575	31,096	(2.3%)

Total restructured loans (accruing)	$114,381	$116,924	(2.2%)	$123,985	$117,043	$119,066	(3.9%)

Restructured loans in nonaccrual loans (not included above)	$72,388	$74,231	(2.5%)	$59,585	$69,311	$70,354	2.9%

Loans Past Due 30-89 Days

	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Commercial and industrial	$2,519	$4,126	(38.9%)	$6,826	$6,518	$8,516	(70.4%)
Commercial real estate - owner occupied	6,323	5,342	18.4%	3,106	8,505	8,105	(22.0%)
Lease financing	556	567	(1.9%)	—	1,000	57	N/M

Commercial and business lending	9,398	10,035	(6.3%)	9,932	16,023	16,678	(43.7%)
Commercial real estate - investor	2,994	7,188	(58.3%)	23,215	21,747	18,269	(83.6%)
Real estate construction	258	679	(62.0%)	1,954	820	797	(67.6%)

Commercial real estate lending	3,252	7,867	(58.7%)	25,169	22,567	19,066	(82.9%)

Total commercial	12,650	17,902	(29.3%)	35,101	38,590	35,744	(64.6%)
Home equity revolving lines of credit	6,986	5,344	30.7%	6,728	6,318	7,739	(9.7%)
Home equity loans 1st liens	1,685	1,469	14.7%	1,110	1,376	1,857	(9.3%)
Home equity loans junior liens	2,138	3,006	(28.9%)	2,842	2,206	2,709	(21.1%)

Home equity	10,809	9,819	10.1%	10,680	9,900	12,305	(12.2%)
Installment and credit cards	1,734	1,269	36.6%	1,150	1,170	1,434	20.9%
Residential mortgage	7,070	4,498	57.2%	6,118	6,722	9,920	(28.7%)

Total consumer	19,613	15,586	25.8%	17,948	17,792	23,659	(17.1%)

Total loans past due 30-89 days	$32,263	$33,488	(3.7%)	$53,049	$56,382	$59,403	(45.7%)

Potential Problem Loans

	Jun 30, 2014	Mar 31, 2014	Jun 14 vs Mar 14 % Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 14 vs Jun 13 % Change
Commercial and industrial	$187,251	$109,027	71.7%	$113,669	$112,947	$127,382	47.0%
Commercial real estate - owner occupied	57,757	64,785	(10.8%)	56,789	61,256	75,074	(23.1%)
Lease financing	2,280	3,065	(25.6%)	1,784	207	279	N/M

Commercial and business lending	247,288	176,877	39.8%	172,242	174,410	202,735	22.0%
Commercial real estate - investor	31,903	34,790	(8.3%)	52,429	87,526	89,342	(64.3%)
Real estate construction	4,473	4,870	(8.2%)	5,263	7,540	9,184	(51.3%)

Commercial real estate lending	36,376	39,660	(8.3%)	57,692	95,066	98,526	(63.1%)

Total commercial	283,664	216,537	31.0%	229,934	269,476	301,261	(5.8%)
Home equity revolving lines of credit	277	310	(10.6%)	303	170	308	(10.1%)
Home equity loans junior liens	822	741	10.9%	1,810	2,067	2,307	(64.4%)

Home equity	1,099	1,051	4.6%	2,113	2,237	2,615	(58.0%)
Installment and credit cards	844	—	N/M	50	67	83	N/M
Residential mortgage	2,445	2,091	16.9%	3,312	5,342	5,917	(58.7%)

Total consumer	4,388	3,142	39.7%	5,475	7,646	8,615	(49.1%)

Total potential problem loans	$288,052	$219,679	31.1%	$235,409	$277,122	$309,876	(7.0%)

N/M = Not meaningful.

Associated Banc-Corp

Net Interest Income Analysis - Taxable Equivalent Basis

Sequential Quarter

	Three months ended June 30, 2014			Three months ended March 31, 2014
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$6,468,844	$53,519	3.32%	$6,131,185	$51,681	3.42%
Commercial real estate lending	3,967,848	36,309	3.67	3,907,363	35,591	3.69

Total commercial	10,436,692	89,828	3.45	10,038,548	87,272	3.52
Residential mortgage	4,077,617	33,575	3.29	3,926,734	32,664	3.33
Retail	2,132,080	24,157	4.54	2,199,335	24,413	4.48

Total loans	16,646,389	147,560	3.55	16,164,617	144,349	3.61
Investment securities (1)	5,606,279	36,865	2.63	5,450,066	36,922	2.71
Other short-term investments	284,847	1,862	2.62	277,820	1,449	2.09

Investments and other	5,891,126	38,727	2.63	5,727,886	38,371	2.68

Total earning assets	22,537,515	$186,287	3.31	21,892,503	$182,720	3.36
Other assets, net	2,320,557			2,320,710

Total assets	$24,858,072			$24,213,213

Interest-bearing liabilities:
Savings deposits	$1,267,297	$242	0.08%	$1,195,337	$220	0.07%
Interest-bearing demand deposits	2,894,446	969	0.13	2,796,247	823	0.12
Money market deposits	7,340,244	2,928	0.16	7,173,106	2,825	0.16
Time deposits	1,597,535	2,056	0.52	1,659,277	2,291	0.56

Total interest-bearing deposits	13,099,522	6,195	0.19	12,823,967	6,159	0.19
Federal funds purchased and securities sold under agreements to repurchase	847,756	306	0.14	805,187	305	0.15
Other short-term funding	832,299	280	0.13	328,516	116	0.14
Long-term funding	2,931,957	6,146	0.84	3,004,520	6,511	0.87

Total short and long-term funding	4,612,012	6,732	0.58	4,138,223	6,932	0.67

Total interest-bearing liabilities	17,711,534	$12,927	0.29	16,962,190	$13,091	0.31
Noninterest-bearing demand deposits	4,073,310			4,166,305
Other liabilities	182,110			195,950
Stockholders’ equity	2,891,118			2,888,768

Total liabilities and stockholders’ equity	$24,858,072			$24,213,213

Net interest income and rate spread		$173,360	3.02%		$169,629	3.05%

Net interest margin			3.08%			3.12%
Taxable equivalent adjustment		$4,657			$4,656

Net Interest Income Analysis - Taxable Equivalent Basis

Comparable Quarter

	Three months ended June 30, 2014			Three months ended June 30, 2013
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$6,468,844	$53,519	3.32%	$5,860,416	$53,613	3.67%
Commercial real estate lending	3,967,848	36,309	3.67	3,722,108	35,804	3.86

Total commercial	10,436,692	89,828	3.45	9,582,524	89,417	3.74
Residential mortgage	4,077,617	33,575	3.29	3,661,742	30,113	3.29
Retail	2,132,080	24,157	4.54	2,483,541	28,291	4.56

Total loans	16,646,389	147,560	3.55	15,727,807	147,821	3.77
Investment securities (1)	5,606,279	36,865	2.63	4,917,671	32,302	2.63
Other short-term investments	284,847	1,862	2.62	305,766	1,233	1.61

Investments and other	5,891,126	38,727	2.63	5,223,437	33,535	2.57

Total earning assets	22,537,515	$186,287	3.31	20,951,244	$181,356	3.47
Other assets, net	2,320,557			2,354,976

Total assets	$24,858,072			$23,306,220

Interest-bearing liabilities:
Savings deposits	$1,267,297	$242	0.08%	$1,207,959	$236	0.08%
Interest-bearing demand deposits	2,894,446	969	0.13	2,867,524	1,190	0.17
Money market deposits	7,340,244	2,928	0.16	6,930,554	3,239	0.19
Time deposits	1,597,535	2,056	0.52	1,907,337	3,104	0.65

Total interest-bearing deposits	13,099,522	6,195	0.19	12,913,374	7,769	0.24
Federal funds purchased and securities sold under agreements to repurchase	847,756	306	0.14	677,489	333	0.20
Other short-term funding	832,299	280	0.13	1,631,644	525	0.13
Long-term funding	2,931,957	6,146	0.84	765,514	7,551	3.95

Total short and long-term funding	4,612,012	6,732	0.58	3,074,647	8,409	1.09

Total interest-bearing liabilities	17,711,534	$12,927	0.29	15,988,021	$16,178	0.41
Noninterest-bearing demand deposits	4,073,310			4,191,704
Other liabilities	182,110			205,501
Stockholders’ equity	2,891,118			2,920,994

Total liabilities and stockholders’ equity	$24,858,072			$23,306,220

Net interest income and rate spread		$173,360	3.02%		$165,178	3.06%

Net interest margin			3.08%			3.16%
Taxable equivalent adjustment		$4,657			$4,996

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Associated Banc-Corp

Net Interest Income Analysis - Taxable Equivalent Basis

Year Over Year

	Six months ended June 30, 2014			Six months ended June 30, 2013
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$6,300,948	$105,199	3.37%	$5,738,404	$104,325	3.66%
Commercial real estate lending	3,937,772	71,900	3.68	3,657,667	71,668	3.95

Total commercial	10,238,720	177,099	3.49	9,396,071	175,993	3.77
Residential mortgage	4,002,592	66,239	3.31	3,642,207	60,595	3.33
Retail	2,165,522	48,570	4.51	2,550,474	57,672	4.55

Total loans	16,406,834	291,908	3.58	15,588,752	294,260	3.80
Investment securities (1)	5,528,604	73,788	2.67	4,904,764	65,058	2.65
Other short-term investments	281,353	3,311	2.36	323,312	2,480	1.54

Investments and other	5,809,957	77,099	2.65	5,228,076	67,538	2.58

Total earning assets	22,216,791	$369,007	3.34	20,816,828	$361,798	3.49
Other assets, net	2,320,633			2,356,375

Total assets	$24,537,424			$23,173,203

Interest-bearing liabilities:
Savings deposits	$1,231,516	$462	0.08%	$1,175,053	$444	0.08%
Interest-bearing demand deposits	2,845,618	1,792	0.13	2,823,969	2,369	0.17
Money market deposits	7,257,137	5,752	0.16	6,987,134	6,854	0.20
Time deposits	1,628,235	4,348	0.54	1,950,631	6,643	0.69

Total interest-bearing deposits	12,962,506	12,354	0.19	12,936,787	16,310	0.25
Federal funds purchased and securities sold under agreements to repurchase	826,589	611	0.15	728,238	743	0.21
Other short-term funding	581,799	396	0.14	1,326,792	857	0.13
Long-term funding	2,968,038	12,657	0.85	862,627	15,967	3.71

Total short and long-term funding	4,376,426	13,664	0.63	2,917,657	17,567	1.21

Total interest-bearing liabilities	17,338,932	$26,018	0.30	15,854,444	$33,877	0.43
Noninterest-bearing demand deposits	4,119,551			4,188,830
Other liabilities	188,992			212,662
Stockholders’ equity	2,889,949			2,917,267

Total liabilities and stockholders’ equity	$24,537,424			$23,173,203

Net interest income and rate spread		$342,989	3.04%		$327,921	3.06%

Net interest margin			3.10%			3.17%
Taxable equivalent adjustment		$9,313			$10,086

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Associated Banc-Corp

Financial Summary and Comparison

Period End Loan Composition

			Jun 14 vs Mar 14				Jun 14 vs Jun 13
	Jun 30, 2014	Mar 31, 2014	% Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	% Change
Commercial and industrial	$5,616,205	$5,222,141	7.5%	$4,822,680	$4,703,056	$4,752,838	18.2%
Commercial real estate - owner occupied	1,070,463	1,098,089	(2.5%)	1,114,715	1,147,352	1,174,866	(8.9%)
Lease financing	51,873	52,500	(1.2%)	55,483	51,727	55,084	(5.8%)

Commercial and business lending	6,738,541	6,372,730	5.7%	5,992,878	5,902,135	5,982,788	12.6%
Commercial real estate - investor	2,990,732	3,001,219	(0.3%)	2,939,456	2,847,152	3,010,992	(0.7%)
Real estate construction	1,000,421	969,617	3.2%	896,248	834,744	800,569	25.0%

Commercial real estate lending	3,991,153	3,970,836	0.5%	3,835,704	3,681,896	3,811,561	4.7%

Total commercial	10,729,694	10,343,566	3.7%	9,828,582	9,584,031	9,794,349	9.5%
Home equity revolving lines of credit	866,042	856,679	1.1%	874,840	875,703	888,162	(2.5%)
Home equity loans 1st liens	659,598	705,835	(6.6%)	742,120	794,912	863,779	(23.6%)
Home equity loans junior liens	187,732	199,488	(5.9%)	208,054	220,763	234,292	(19.9%)

Home equity	1,713,372	1,762,002	(2.8%)	1,825,014	1,891,378	1,986,233	(13.7%)
Installment and credit cards	469,203	393,321	19.3%	407,074	420,268	434,029	8.1%
Residential mortgage	4,132,783	3,942,555	4.8%	3,835,591	3,690,177	3,531,988	17.0%

Total consumer	6,315,358	6,097,878	3.6%	6,067,679	6,001,823	5,952,250	6.1%

Total loans	$17,045,052	$16,441,444	3.7%	$15,896,261	$15,585,854	$15,746,599	8.2%

Period End Deposit and Customer Funding Composition

			Jun 14 vs Mar 14				Jun 14 vs Jun 13
	Jun 30, 2014	Mar 31, 2014	% Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	% Change
Noninterest-bearing demand	$4,211,057	$4,478,981	(6.0%)	$4,626,312	$4,453,663	$4,259,776	(1.1%)
Savings	1,275,493	1,252,669	1.8%	1,159,512	1,195,944	1,211,567	5.3%
Interest-bearing demand	2,918,900	3,084,457	(5.4%)	2,889,705	2,735,529	2,802,277	4.2%
Money market	7,348,650	7,069,173	4.0%	6,906,442	8,199,281	7,040,317	4.4%
Brokered CDs	44,809	51,235	(12.5%)	50,450	56,024	59,206	(24.3%)
Other time	1,517,350	1,573,412	(3.6%)	1,634,746	1,697,467	1,759,293	(13.8%)

Total deposits	17,316,259	17,509,927	(1.1%)	17,267,167	18,337,908	17,132,436	1.1%
Customer repo sweeps	489,886	548,179	(10.6%)	419,247	515,555	489,700	0.0%

Total deposits and customer funding	$17,806,145	$18,058,106	(1.4%)	$17,686,414	$18,853,463	$17,622,136	1.0%

Network transaction deposits included above in interest-bearing demand and money market	$2,238,923	$2,141,976	4.5%	$1,936,403	$2,222,810	$2,135,306	4.9%
Brokered CDs	44,809	51,235	(12.5%)	50,450	56,024	59,206	(24.3%)

Total network and brokered funding	2,283,732	2,193,211	4.1%	1,986,853	2,278,834	2,194,512	4.1%

Net customer deposits and funding (1)	$15,522,413	$15,864,895	(2.2%)	$15,699,561	$16,574,629	$15,427,624	0.6%

(1) Total deposits and customer funding excluding total network and brokered funding. Quarter Average Loan Composition

			Jun 14 vs Mar 14				Jun 14 vs Jun 13
	Jun 30, 2014	Mar 31, 2014	% Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	% Change
Commercial and industrial	$5,335,488	$4,983,943	7.1%	$4,709,435	$4,680,582	$4,635,892	15.1%
Commercial real estate - owner occupied	1,081,552	1,093,114	(1.1%)	1,119,186	1,142,919	1,169,124	(7.5%)
Lease financing	51,804	54,128	(4.3%)	53,817	53,244	55,400	(6.5%)

Commercial and business lending	6,468,844	6,131,185	5.5%	5,882,438	5,876,745	5,860,416	10.4%
Commercial real estate - investor	3,014,827	2,993,046	0.7%	2,878,176	2,940,115	2,951,524	2.1%
Real estate construction	953,021	914,317	4.2%	858,138	828,780	770,584	23.7%

Commercial real estate lending	3,967,848	3,907,363	1.5%	3,736,314	3,768,895	3,722,108	6.6%

Total commercial	10,436,692	10,038,548	4.0%	9,618,752	9,645,640	9,582,524	8.9%
Home equity revolving lines of credit	866,952	868,614	(0.2%)	876,938	882,478	896,931	(3.3%)
Home equity loans 1st liens	681,607	724,995	(6.0%)	767,857	826,653	902,554	(24.5%)
Home equity loans junior liens	193,727	203,984	(5.0%)	214,557	227,021	242,796	(20.2%)

Home equity	1,742,286	1,797,593	(3.1%)	1,859,352	1,936,152	2,042,281	(14.7%)
Installment and credit cards	389,794	401,742	(3.0%)	413,236	428,114	441,260	(11.7%)
Residential mortgage	4,077,617	3,926,734	3.8%	3,856,944	3,714,459	3,661,742	11.4%

Total consumer	6,209,697	6,126,069	1.4%	6,129,532	6,078,725	6,145,283	1.0%

Total loans	$16,646,389	$16,164,617	3.0%	$15,748,284	$15,724,365	$15,727,807	5.8%

Quarter Average Deposit Composition

			Jun 14 vs Mar 14				Jun 14 vs Jun 13
	Jun 30, 2014	Mar 31, 2014	% Change	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	% Change
Noninterest-bearing demand	$4,073,310	$4,166,305	(2.2%)	$4,353,315	$4,264,304	$4,191,704	(2.8%)
Savings	1,267,297	1,195,337	6.0%	1,200,338	1,204,743	1,207,959	4.9%
Interest-bearing demand	2,894,446	2,796,247	3.5%	2,852,090	2,810,962	2,867,524	0.9%
Money market	7,340,244	7,173,106	2.3%	7,748,650	7,556,050	6,930,554	5.9%
Time deposits	1,597,535	1,659,277	(3.7%)	1,727,138	1,773,760	1,907,337	(16.2%)

Total deposits	$17,172,832	$16,990,272	1.1%	$17,881,531	$17,609,819	$17,105,078	0.4%